EXHIBIT 1.1

Execution Copy

WEST PHARMACEUTICAL SERVICES, INC.

 $150,000,000 Principal Amount

4.00% Convertible Junior Subordinated Debentures due 2047

UNDERWRITING AGREEMENT

March 9, 2007

UNDERWRITING AGREEMENT

March 9, 2007

UBS Securities LLC
Banc of America Securities LLC
Wachovia Capital Markets, LLC
Together with the other Underwriters
named in Schedule A to the Underwriting Agreement
referred to herein

c/o                               UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

West Pharmaceutical Services, Inc., a Pennsylvania corporation (the “Company”), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom you are acting as representatives, $150,000,000 aggregate principal amount of its 4.00% Convertible Junior Subordinated Debentures due 2047 (the “Firm Debentures”).  In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional $22,500,000 aggregate principal amount of the Company’s 4.00% Convertible Junior Subordinated Debentures due 2047 (the “Additional Debentures”).  The Firm Debentures and the Additional Debentures are hereinafter collectively sometimes referred to as the “Debentures.”

The Debentures are to be issued pursuant to an indenture (the “Indenture”) to be dated as of March 14, 2007, between the Company and U.S. Bank National Association, as trustee (the “Trustee”).  The Debentures will be convertible in accordance with their terms and the terms of the Indenture into shares of common stock (the “Common Stock”), par value $0.25 per share of the Company (“the Shares”) in accordance with the terms of the Debentures and the Indenture.

The Debentures and the Shares are described in the Prospectus which is referred to below.

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-141130) under the Act (the “registration statement”), including a prospectus, which registration statement registers the offer and sale of the Debentures and the Shares under the Act and incorporates by reference documents which the Company has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”).  Such registration statement has become effective under the Act.

Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Debentures pursuant to Rule 462(b) under the Act.

The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Debentures, copies of one or more preliminary prospectus supplements relating to the Debentures.  Except where the context otherwise requires, “Pre-Pricing Prospectus,” as used herein, means each such preliminary prospectus supplement, in the form so furnished, including any basic prospectus (whether or not in preliminary form) furnished to you by the Company and attached to or used with such preliminary prospectus supplement.  Except where the context otherwise requires, “Basic Prospectus,” as used herein, means any such basic prospectus and any basic prospectus furnished to you by the Company and attached to or used with the Prospectus Supplement (as defined below).

Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Debentures, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Debentures.

Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement.

“Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Debentures contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act).  The Underwriters have not offered or sold and will not offer or sell, without the Company’s consent, any Debentures by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.

“Disclosure Package,” as used herein, means any Pre-Pricing Prospectus or Basic Prospectus, in either case together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.

Any reference herein to the registration statement, the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents.  Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of such Basic Prospectus, such Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading.  The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement.  The term “or,” as used herein, is not exclusive.

The Company and the Underwriters agree as follows:

1.             Sale and Purchase.  Upon the basis of the representations and warranties and subject to the other terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the aggregate principal amount of Firm Debentures set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 8 hereof, in each case at a purchase price of 97.25% of the principal amount thereof.  The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Debentures as soon after the effectiveness of this Agreement as in your judgment is advisable and (ii) initially to offer the Firm Debentures upon the terms set forth in the Prospectus.  You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

In addition, the Company hereby grants to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the aggregate principal amount of Firm Debentures to be purchased by each of them, all or a portion of the Additional Debentures as may be necessary to cover over-allotments made in connection with the offering of the Firm Debentures, at a purchase price of 97.25% of the principal amount thereof.  The Over-Allotment Option may be exercised by UBS Securities LLC (“UBS”) on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus Supplement by written notice to the Company.  Such notice shall set forth the aggregate principal amount of Additional Debentures as to which the Over-Allotment Option is being exercised and the date and time when the Additional Debentures are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “time of purchase” (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised.  The principal amount of Additional Debentures to be sold to each Underwriter shall be the principal amount which bears the same proportion to the aggregate principal amount of Additional Debentures being purchased as the principal amount of Firm Debentures set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate principal amount of Firm Debentures, subject to adjustment in accordance with Section 8 hereof.

2.             Payment and Delivery.  Payment of the purchase price for the Firm Debentures shall be made to the Company by Federal Funds wire transfer, against delivery of the Firm Debentures to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters.  Such payment and delivery shall be made at 10:00 A.M., New York City time, on March 14, 2007 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof).  The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.”  Electronic transfer of the Firm Debentures shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

Payment of the purchase price for the Additional Debentures shall be made at the additional time of purchase in the same manner and at the same office and time of day as the payment for the Firm Debentures.  Electronic transfer of the Additional Debentures shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

For the purpose of expediting the checking of the certificates for the Debentures by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the time of purchase or the additional time of purchase, as the case may be.

Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Debentures shall be made at the offices of Dewey Ballantine LLP at 1301 Avenue of the Americas, New York, New York 10019, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Debentures or the Additional Debentures, as the case may be.

3.             Representations and Warranties of the Company.  The Company represents and warrants to and agrees with each of the Underwriters that:

(a)           the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Debentures and the Shares pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date hereof; no stop order of the Commission preventing or suspending the use of any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission;

(b)           the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Debentures, will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Debentures and Shares as contemplated hereby have been satisfied; the Registration Statement constitutes an “automatic shelf registration statement” (as defined in Rule 405 under the Act); the Company has not received, from the Commission, a notice, pursuant to Rule 401(g)(2), of objection to the use of the automatic shelf registration statement form; as of the determination date applicable to the Registration Statement (and any amendment thereof) and the offering contemplated hereby, and as of each time, if any, an “offer by or on behalf of” (within the meaning of Rule 163 under the Act) the Company was made prior to the initial filing of the Registration Statement, the Company is and was a “well-known seasoned issuer” as defined in Rule 405 under the Act; the Registration Statement meets, and the offering and sale of the Debentures and the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5) under the Act); the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Pre-Pricing Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Pre-Pricing Prospectus and the date such Pre-Pricing Prospectus was filed with the Commission and ends at the time of purchase did or will any Pre-Pricing Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Pre-Pricing Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Basic Prospectus complied or will comply, as of its date and the date it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Debentures, will comply, in all material respects, with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Basic Prospectus and the date such Basic Prospectus was filed with the Commission and ends at the time of purchase did or will any Basic Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Basic Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Debentures, in all material respects, with the requirements of the Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus Supplement and the date the Prospectus Supplement is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Debentures did or will any Prospectus Supplement or the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Pre-Pricing Prospectus, the Prospectus or such Permitted Free Writing Prospectus; each Incorporated Document, at the time such document was filed, or will be filed, with the Commission or at the time such document became or becomes effective, as applicable, complied or will comply, in all material respects, with the requirements of the Exchange Act and did not or will not, as applicable, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(c)           prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Debentures by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Debentures, in each case other than the Pre-Pricing Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rule 163 or with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the registration statement relating to the offering of the Debentures and the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Debentures and the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Debentures and the Shares contemplated by the Registration Statement, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary under the circumstances that the Company be considered an “ineligible issuer”; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Debentures and the Shares contemplated hereby is solely the property of the Company;

(d)           as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus under “Capitalization” and “Description of capital stock” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus under Capitalization and “Description of capital stock” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus and the grant of options under existing stock option plans described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; upon issuance, the Shares will be duly listed, and admitted and authorized for trading, on the New York Stock Exchange (“NYSE”);

(e)           the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement, the Indenture and the Debentures and to issue, sell and deliver the Debentures and the Shares issuable upon conversion of the Debentures as contemplated by this Agreement, the Indenture and the Debentures;

(f)            the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries (as defined below) taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated by this Agreement, the Indenture or the Debentures or (iii) result in the delisting of shares of Common Stock from the NYSE (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”);

(g)           the Company has no subsidiaries (as defined under the Act) other than the subsidiaries listed on Schedule C-1 hereto (collectively, the “Subsidiaries”); except as disclosed in the Registration Statement (including Exhibit 21 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, which is incorporated by reference by into the Registration Statement), each Pre-Pricing Prospectus and the Prospectus, the Company owns, directly or indirectly, all of the issued and outstanding capital stock of each of the Subsidiaries; other than the capital stock of the Subsidiaries or except as otherwise disclosed in the Registration Statement, each Pre-Pricing Prospectus and the Prospectus, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charters and the bylaws of the Company and each Subsidiary and all amendments thereto have been made available to you, and no changes therein will be made on or after the date hereof through and including the time of purchase or, if later, any additional time of purchase; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding; none of the Company’s subsidiaries is a “significant subsidiary,” as that term is defined in Rule 1-02(w) of Regulation S-X under the Act, other than as identified on Schedule C-2 hereto;

(h)           this Agreement has been duly authorized, executed and delivered by the Company;

(i)            the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity;

(j)            the Debentures have been duly authorized by the Company and, when executed and delivered by the Company and duly authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms hereof, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the Indenture; the Shares issuable upon conversion of the Debentures and the additional Shares that may be issuable upon conversion of the Debentures in connection with a “non-stock change of control” (as provided in the Indenture) have been duly authorized and validly reserved for issuance upon conversion of the Debentures, and, upon conversion of the Debentures in accordance with their terms and the terms of the Indenture, will be issued free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights and free of any voting restrictions (and will be free of any restriction, pursuant to the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party, upon the transfer thereof), and are sufficient in number to meet the current conversion requirements (assuming all conditions to such conversion have been satisfied) based on the product of (i) the Conversion Rate (as defined in the Indenture) in effect as of the time of purchase and as of each additional time of purchase and (ii) the aggregate principal amount, expressed in thousands of dollars, of Debentures to be outstanding immediately after such time of purchase or additional time of purchase, as applicable; such Shares, when so issued upon such conversion in accordance with the terms of the Debentures and of the Indenture, will be duly and validly issued and fully paid and nonassessable; the certificates for such Shares will be in due and proper form;

(k)           the terms of the Debentures, the Indenture and the capital stock of the Company, including the Shares, conform in all material respects to each description thereof contained in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any;

(l)            neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its charter or bylaws, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to it or any of its properties or assets, except, with respect to clauses (B), (C) and (D), for such breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect;

(m)          the execution, delivery and performance of this Agreement, the Indenture and the Debentures and the consummation of the transactions contemplated hereby and thereby, including the issuance and sale of the Debentures, the issuance of the Shares issuable upon conversion of the Debentures and the application of the net proceeds from the offering of the Debentures as described in the Prospectus, will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the charter or bylaws of the Company or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties or assets, except, with respect to clause (B), for such breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect;

(n)           no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Debentures or the issuance of Shares upon conversion of the Debentures or the consummation of the transactions contemplated by this Agreement, the Indenture or the Debentures, other than (i) as will be obtained from the NYSE, (ii) as may be required under the securities or blue sky laws of the various jurisdictions in which the Debentures are being offered by the Underwriters or (iii) under the Conduct Rules of the National Association of Securities Dealers, Inc. (the “NASD”);

(o)           except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company and (iii) no person has the right to act as an underwriter or initial purchaser or as a financial advisor to the Company in connection with the offer and sale of the Debentures; no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby;

(p)           each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses, except where the failure to obtain such license, authorization, consent or approval or make such filing would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

(q)           there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect;

(r)            PricewaterhouseCoopers LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;

(s)           the financial statements included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; all pro forma financial statements or data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, comply with the requirements of the Act and the Exchange Act; and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are accurately and fairly presented, in all material respects, and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, any Pre-Pricing Prospectus or the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable;

(t)            subsequent to the respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted

Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction that is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary;

(u)           the Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of each of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act);

(v)           none of the Company nor any of the Subsidiaries is, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of the Shares will any of them be, and, after giving effect to the offering and sale of the Debentures and the application of the proceeds thereof, none of them will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(w)          Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) the Company and each of the Subsidiaries have good and marketable title to all property (real and personal) described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances and (ii) all the property described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases;

(x)            the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, “Intellectual Property”); (i) there are no third parties who have or, to the Company’s knowledge, will be able to establish rights to any Intellectual Property, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property which the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus disclose is licensed to the Company; (ii) to the Company’s knowledge, there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (v) (A) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary  infringes or otherwise violates any patent, trademark, tradename, service name, copyright, trade secret or other proprietary rights of others, and (B) the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim, except, with respect to this clause (v)(B), for any such action, suit, proceeding or claim that would not, individually or in the aggregate, have a Material Adverse Effect; (vi) the Company and the Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any Subsidiary, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect, and all such agreements are in full force and effect; (vii) to the Company’s knowledge, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property or that challenges the validity, enforceability or scope of any of the Intellectual Property; and (viii) to the Company’s knowledge, there is no prior art that may render any patent application within the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office;

(y)           neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board or any similar body (domestic or foreign), and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, (ii) to the Company’s knowledge, except as disclosed in the Registration Statement, each Pre-Pricing Prospectus and the Prospectus, no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974

(“ERISA”) or the rules and regulations promulgated thereunder, or under any similar laws (domestic or foreign) concerning the employees of the Company or any of the Subsidiaries;

(z)            the Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; except as disclosed in the Registration Statement, each Pre-Pricing Prospectus and the Prospectus, there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, and except as disclosed in the Registration Statement, each Pre-Pricing Prospectus and the Prospectus, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

(aa)         in the ordinary course of their business, the Company and each of the Subsidiaries conduct periodic reviews of the effect of the Environmental Laws on their respective businesses, operations and properties, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties);

(bb)         Except as would not, individually or in the aggregate, have a Material Adverse Effect, all tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided in accordance with GAAP;

(cc)         the Company and each of the Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which the Company believes to be adequate to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires;

(dd)         neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement or any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement;

(ee)         the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(ff)           the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all material weaknesses, if any, in internal controls have been identified to the Company’s independent auditors; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiaries and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NYSE promulgated thereunder;

(gg)         all statistical or market-related data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

(hh)         neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “Foreign Corrupt Practices Act”); and the Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith;

(ii)           the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;

(jj)           neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Debentures contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by

OFAC;

(kk)         no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on its capital stock, from repaying to the Company any loans or advances to it from the Company or from transferring any of its property or assets to the Company or any other Subsidiary of the Company, except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus;

(ll)           the issuance and sale of the Debentures as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any capital stock or other securities of the Company;

(mm)       the Company has not received any notice from the NYSE regarding the delisting of the Common Stock from the NYSE;

(nn)         as of the date hereof and immediately prior to, and immediately following, the issuance of the Debentures, and immediately after the application of the proceeds from the offering and sale of the Debentures, the Company and each Subsidiary is and will be Solvent (as defined below); neither the Company nor any Subsidiary is contemplating either the filing of a petition by it under any bankruptcy or insolvency laws or the liquidating of all or a substantial portion of its property, and neither the Company nor any Subsidiary has knowledge of any person contemplating the filing of any such petition against the Company or any Subsidiary; as used herein, “Solvent” means, for any person on a particular date, that, on such date, (i) the fair value of the property of such person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such person, (ii) the present fair salable value of the assets of such person is not less than the amount that will be required to pay the probable liability of such person on its debts as they become absolute and matured, (iii) such person does not intend to, and does not believe that it will, incur debts and liabilities beyond such person’s ability to pay as such debts and liabilities mature, (iv) such person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such person’s property would constitute unreasonably small capital and (v) such person is able to pay its debts as they become due and payable;

(oo)         except pursuant to this Agreement, and other than the Financial Advisory Services Agreement, dated February 7, 2007, between the Company and Houlihan Lokey Howard & Zukin, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement, the Indenture or the Debentures or the consummation of the transactions contemplated hereby or thereby;

(pp)         neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Debentures or the Shares issuable upon conversion of the Debentures;

(qq)         to the Company’s knowledge, there are no affiliations or associations between (i) any member of the NASD and (ii) the Company or any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectus;

(rr)           in accordance with Rule 2710(b)(7)(C)(i) of the NASD, the Debentures have been registered with the Commission on Form S-3 under the Act pursuant to the standards for such Form S-3 in effect prior to October 21, 1992;

(ss)         neither the Company nor any Subsidiary (nor any agent thereof acting on their behalf) has taken any action that might cause this Agreement or the issuance or sale of the Debentures or the issuance of the Shares upon conversion of the Debentures to violate Regulations T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect on the date hereof;

(tt)           the Company is not, and has not been, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended, during the applicable period specified in Section 897(c)(1)(A)(ii) of the Internal Revenue Code of 1986, as amended; and

(uu)         each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, has been made or reaffirmed with a reasonable basis and in good faith.

In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to any Underwriter or counsel for the Underwriters in connection with the offering of the Debentures shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

4.             Certain Covenants of the Company.  The Company hereby agrees with each of the Underwriters:

(a)           to furnish such information as may be required and otherwise to cooperate in qualifying the Debentures and the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Debentures and the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Debentures or the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Debentures or the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b)           to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Debentures, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required to be filed with the Commission pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be;

(c)           if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Debentures may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);

(d)           if, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Debentures, the Registration Statement shall cease to comply with the requirements of the Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission to (i) promptly notify you, (ii) promptly file with the Commission a new registration statement under the Act, registering the offer and sale of the Debentures and the Shares under the Act, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Act and shall be in a form satisfactory to you, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify you of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Debentures and the Shares to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;

(e)           if the third anniversary of the initial effective date of the Registration Statement (within the meaning of Rule 415(a)(5) under the Act) shall occur at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Debentures, to (i) file with the Commission, prior to such third anniversary, a new registration statement under the Act registering the offer and sale of the Debentures and the Shares, which new registration statement shall comply with the requirements of the Act (including, without limitation, Rule 415(a)(6) under the Act) and shall be in a form satisfactory to you; use its best efforts to cause such new registration statement to become effective under the Act as soon as practicable, but in any event within 180 days after such third anniversary and promptly notify you of such effectiveness; the Company shall take all other action necessary or appropriate to permit the public offering and sale of the Debentures and the Shares to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement, if any;

(f)            to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement, any Pre-Pricing Prospectus or the Prospectus, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

(g)           subject to Section 4(g) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Debentures; and to provide you, for your review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which you shall have objected in writing; and to promptly notify you of such filing;

(h)           to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Debentures, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 4(f) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;

(i)            to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than May 10, 2008;

(j)            to furnish to you four copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

(k)           to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 6(f) hereof;

(l)            to apply the net proceeds from the sale of the Debentures in the manner set forth under the caption “Use of proceeds” in the Prospectus Supplement;

(m)          to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Basic Prospectus, each Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Debentures and the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Debentures or the Shares, and all other costs related to the preparation, issuance, execution, authentication and delivery of the Debentures and the Shares, (iii) the producing, word processing and/or printing of this Agreement, any

Agreement Among Underwriters, the Indenture, the Debentures, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Debentures and the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Debentures or the Common Stock on any securities exchange or qualification of the Common Stock for quotation on the NYSE and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Debentures and the Shares by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters relating to NASD matters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Debentures and the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) any fees payable to investment rating agencies with respect to the rating of the Debentures; (x) the costs and charges of the Trustee and any transfer agent, registrar or depositary; (xi) the fees and expenses, if any, incurred in connection with the admission of the Debentures for trading in any appropriate market system, (xii) the costs and expenses of qualifying the Debentures for inclusion in the book-entry settlement system of the DTC, (xiii) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the issuance and sale of the Debentures and the performance of the Company’s other obligations hereunder; provided, however, that, upon the closing of the offering contemplated hereby, each Underwriter, severally and not jointly, agrees to reimburse the Company for such Underwriter’s pro-rata portion of certain of the Company’s out-of-pocket expenses in connection with the offering (which amount shall not exceed $250,000 in the aggregate for all Underwriters (or such other amount as mutually agreed to among the Company and the Underwriters)) within 30 days of receipt by such Underwriter of appropriate documentation from the Company; the pro-rata portion of the expenses to be paid by an Underwriter shall be that amount which bears the same proportion to the aggregate expenses to be reimbursed to the Company as the aggregate principal amount of Firm Debentures purchased by such Underwriter bears to the aggregate principal amount of Firm Debentures issued and sold  by the Company.

(n)           to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

(o)           beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the Prospectus Supplement (the “Lock-Up Period”), without the prior written consent of  UBS, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock, any debt securities of the Company, any preferred stock or other preferred securities of the Company or any other securities of the Company that are substantially similar to Common Stock or the Debentures, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Common Stock, any debt securities of the Company, any preferred stock or other preferred securities of the Company or any other securities of the Company that are substantially similar to Common Stock or the Debentures, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, any debt securities of the Company, any preferred stock or other preferred securities of the Company or any other securities of the Company that are substantially similar to Common Stock or the Debentures, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale, and the issuance, of the Debentures and the Shares as contemplated by this Agreement, the Indenture and the Debentures, (B) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus and (C) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 4(o) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;

(p)           prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the Debentures and the Shares, without your prior consent;

(q)           not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Debentures or the Shares by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Debentures or the Shares, in each case other than the Prospectus;

(r)            not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Debentures or the Shares issuable upon conversion of the Debentures;

(s)           to use its best efforts to cause the Shares issuable upon conversion of the Debentures to be listed on the NYSE and to maintain such listing;

(t)            to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock;

(u)           upon the written request of any Underwriter who is a foreign person for purposes of Sections 897 and 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) and for whom an exemption from tax under Sections 897 and 1445 of the Code are not otherwise available, to (i) furnish to such Underwriter, a certification, as contemplated by and in compliance with Treasury regulations section 1.897-2(h), that as of the time of purchase by such Underwriter, any additional time of purchase by such Underwriter, or such other date as may be reasonably specified in such request in connection with a sale of the Debentures or Shares by such Underwriter, the Debentures or the Shares that are the subject of such sale are not United States real property interests as defined in section 897(c)(1) of the Code, (ii) file such certification with the Internal Revenue Service in the manner and within the time period specified in Treasury regulations section 1.897-2(h) and (iii) promptly after such filing, furnish to the Underwriter that has requested such certification, as the case may be, proof of such filing;

(v)           to at all times reserve and keep available, free of preemptive rights, shares of Common Stock in an amount sufficient to satisfy the Company’s obligations to issue the Shares upon conversion of the Debentures; and

(w)          to (i) use its best efforts to cause the Debentures, and the Shares issuable upon conversion of the Debentures, to be included in the book-entry settlement system of the DTC and (ii) comply with all of its obligations set forth in the representations letter of the Company to the DTC relating to such inclusion.

5.             Reimbursement of the Underwriters’ Expenses.  If the Debentures are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(m) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of their counsel.

6.             Conditions of the Underwriters’ Obligations.  The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)           The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Dechert LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each other Underwriter, and in form and substance satisfactory to UBS, in the form set forth in Exhibit B hereto.

(b)           The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Akin Gump Strauss Hauer & Feld LLP, special counsel for the Company with respect to patents and certain other intellectual property matters, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each other Underwriter, and in form and substance satisfactory to UBS, in the form set forth in Exhibit C hereto.

(c)           The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, opinions of (i) Snell & Wilmer L.L.P. with respect to TechGroup North America, Inc., an Arizona corporation, (ii) Abel & Skovgård Larsen, Law Firm with respect to West Pharmaceutical Services Danmark A/S, a Denmark corporation, (iii) Dechert LLP with respect to West Pharmaceutical Services Deutschland GmbH Co KG, a German corporation, and West Pharmaceutical Services France S.A., a France corporation, in each case, addressed to the Underwriters and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each other Underwriter, and in form and substance satisfactory to UBS, in the form set forth in Exhibit D hereto.

(d)           The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, a letter from its General Counsel addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each other Underwriter, and in form and substance satisfactory to UBS, in the form set forth in Exhibit E hereto.

(e)           You shall have received from Pricewaterhouse Coopers LLP letters dated, respectively, the date of this Agreement, the date of the Prospectus Supplement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each of the other Underwriters) in the forms satisfactory to UBS, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Pre-Pricing Prospectuses, the

Prospectus and the Permitted Free Writing Prospectuses, if any.

(f)            You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Dewey Ballantine LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS.

(g)           No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you shall have objected in writing.

(h)           The Registration Statement and any registration statement required to be filed, prior to the sale of the Debentures or the Shares, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act.  The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

(i)            Prior to and at the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Pre-Pricing Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(j)            The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you  a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit F hereto.

(k)           The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit G hereto.

(l)            The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of an appropriate officer with respect to regulatory matters, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit H hereto

(m)          You shall have received copies, duly executed by the Company and the Trustee, of the Indenture.

(n)           You shall have received each of the signed Lock-Up Agreements referred to in Section 3(u) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.

(o)           The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

(p)           The Debentures shall be included in the book-entry settlement system of the DTC, subject only to notice of issuance at or prior to the time of purchase.

(q)           The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance.

(r)            There shall exist no event or condition which would constitute a default or an event of default under the Debentures or the Indenture.

(s)           The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

7.             Effective Date of Agreement; Termination.  This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of UBS, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Debentures on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange or the Nasdaq Global Market; (B) a suspension or material limitation in trading in the Company’s securities on the NYSE; (C)

a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of UBS, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Debentures on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary  by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.

If UBS elects to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly in writing.

If the sale to the Underwriters of the Debentures, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(m), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8.             Increase in Underwriters’ Commitments.  Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Debentures to be purchased by it hereunder at the time of purchase (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) (the “Defaulted Debentures”) and if the aggregate principal amount of the Defaulted Debentures which all Underwriters so defaulting shall have agreed but failed to take up and pay for at such time does not exceed 10% of the total aggregate principal amount of Firm Debentures to be purchased at such time, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate principal amount of Firm Debentures they are obligated to purchase at such time pursuant to Section 1 hereof) the aggregate principal amount of Defaulted Debentures agreed to be purchased by all such defaulting Underwriters at such time, as hereinafter provided.  Such Defaulted Debentures shall be taken up and paid for by such non-defaulting Underwriters, acting severally and not jointly, in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Defaulted Debentures shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate principal amount of Firm Debentures set forth opposite the names of such non-defaulting Underwriters in Schedule A.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Debentures hereunder unless all of the Firm Debentures are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

If the aggregate principal amount of Defaulted Debentures which the defaulting Underwriter or Underwriters agreed to purchase at the time of purchase exceeds 10% of the total aggregate principal amount of Firm Debentures which all Underwriters agreed to purchase hereunder at such time, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Debentures which the defaulting Underwriter or Underwriters agreed to purchase hereunder at such time, this Agreement shall terminate without further act or deed and without any liability with respect thereto on the part of the Company to any Underwriter and without any liability with respect thereto on the part of any non-defaulting Underwriter to the Company.  Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

9.             Indemnity and Contribution.

(a)           The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers and “affiliates” (within the meaning of Rule 405 under the Act), and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company, which “issuer information” is required to be, or is, filed with the Commission, or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(b)           Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a

Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(c)           If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 9, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise.  The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding).  The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 9(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(d)           If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Debentures or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the gross proceeds to the Company from the offering of the Debentures (before deducting underwriting discounts and commissions and other expenses).  The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(e)           The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above.  Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Debentures underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

(f)            The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Debentures.  The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Debentures, or in connection with the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

10.           Information Furnished by the Underwriters.  The statements set forth in the last paragraph on the cover page of the Prospectus and the statements set forth in the fifth, sixth and fifteenth paragraphs under the caption “Underwriting” in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 9 hereof.

11.           Notices.  Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department; and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 101 Gordon Drive, Lionville, Pennsylvania 19341, Attention: John R. Gailey III, Vice President, General Counsel and Secretary.

12.           Governing Law; Construction.  This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York.  The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

13.           Submission to Jurisdiction.  Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto.  The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party.  Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.  The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

14.           Parties at Interest.  The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 9 hereof the controlling persons, partners, directors, officers and affiliates referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators.  No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15.           No Fiduciary Relationship.  The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities.  The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters  act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof.  The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect.  The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company.  The Company and the Underwriters agree that the Underwriters are acting as principal and not the agent or fiduciary of the Company and no Underwriter  has assumed, and none of them will assume, any advisory responsibility in favor of the Company with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Underwriter has advised or is currently advising the Company on other matters).  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

16.           Counterparts.  This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

17.           Successors and Assigns.  This Agreement shall be binding upon the Underwriters, and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Underwriters’ respective businesses and/or assets.

18.           Miscellaneous.  UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG.  Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities.  Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and the Underwriters, severally.

Very truly yours,

WEST PHARMACEUTICAL SERVICES, INC.

By:	/s/ WILLIAM J. FEDERICI
	Name:	William J. Federici
	Title:	Vice President and Chief Financial Officer

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A hereto:

UBS SECURITIES LLC
BANC OF AMERICA SECURITIES LLC
WACHOVIA CAPITAL MARKETS, LLC

By: UBS SECURITIES LLC

By:	/s/ SHIV VASISHT
	Name:	Shiv Vasisht
	Title:	Director

By:	/s/ CHRISTIAN W. HILLIARD
	Name:	Christian W. Hilliard
	Title:	Director

SCHEDULE A

Underwriter	Principal Amount of Firm Debentures
UBS SECURITIES LLC	$112,500,000
BANC OF AMERICA SECURITIES LLC	$18,750,000
WACHOVIA CAPITAL MARKETS, LLC	$18,750,000

Total	$150,000,000

A-1

SCHEDULE B

Final term sheet, dated March 9, 2007

B-1

SCHEDULE C-1

SUBSIDIARIES

	State/County of Incorporation	Stock Ownership

West Pharmaceutical Services, Inc	Pennsylvania	Parent Co.
Tech Group North America, Inc.	Arizona	100.0%
West Pharmaceutical Services Lakewood, Inc.	Delaware	100.0
West Pharmaceutical Services Canovanas, Inc.	Delaware	100.0
West Pharmaceutical Services Vega Alta, Inc.	Delaware	100.0
West Pharmaceutical Services of Delaware, Inc.	Delaware	100.0
West Pharmaceutical Services Delaware Acquisition, Inc.	Delaware	100.0
West Monarch Analytical Laboratories LLC	Delaware	100.0
West Pharmaceutical Services of Florida, Inc.	Florida	100.0
Tech Group Grand Rapids, Inc.	Michigan	100.0
Citation Plastics Co.	New Jersey	100.0
Medimop USA LLC	Ohio	90.0	(a)
West Pharmaceutical Services Argentina S.A.	Argentina	100.0
West Pharmaceutical Services Australia Pty. Ltd.	Australia	100.0
West International Sales Corporation	Barbados	100.0
West Pharmaceutical Services Brasil LTDA.	Brasil	100.0
West Pharmaceutical Services Colombia S.A.	Colombia	98.2	(b)
West Pharmaceutical Services Holding Danmark ApS	Denmark	100.0
West Pharmaceutical Services Danmark A/S	Denmark	100.0
West Pharmaceutical Services Finance Danmark ApS	Denmark	100.0
West Pharmaceutical Services Limited Danmark A/S	Denmark	100.0
West Pharmaceutical Services Group Limited	England	100.0
West Pharmaceutical Services Drug Delivery & Clinical Research Centre Ltd.	England	100.0
West Pharmaceutical Services Cornwall Ltd.	England	100.0
Plasmec PLC	England	100.0
West Pharmaceutical Services Lewes Ltd.	England	100.0
West Pharmaceutical Services Dublin, Ltd.	England	100.0
West Pharmaceutical Services France S.A.	France	99.9	(c)
West Pharmaceutical Services Holding France SAS	France	100.0
West Pharmaceutical Services Holding GmbH	Germany	100.0
West Pharmaceutical Services Verwaltungs GmbH	Germany	100.0
West Pharmaceutical Services Deutschland GmbH Co KG	Germany	100.0
Tech Group Ireland	Ireland	100.0
Medimop Projects (North) Ltd.	Israel	90.0	(a)
Medimop Medical Projects Ltd.	Israel	90.0	(a)
West Pharmaceutical Services Italia S.r.L.	Italy	100.0
Tech Group de Mexico SRL de CV	Mexico	100.0
(MFG) Tech Group Puerto Rico, Inc.	Puerto Rico	100.0
West Pharmaceutical Services Beograd	Serbia	100.0
West Pharmaceutical Services Singapore Pte. Ltd	Singapore	100.0
West Pharmaceutical Services Hispania S.A.	Spain	100.0
West Pharmaceutical Services Venezuela C.A.	Venezuela	100.0

(a)             10% is owned directly by the previous owner

(b)            1.55% is held in treasury by West Pharmaceutical Services Colombia S.A.

(c)             In addition, .01% is owned directly by 8 individual shareholders who are officers of the Company

C-1-1

SCHEDULE C-2

Significant Subsidiaries

Subsidiary	Jurisdiction of Organization
TechGroup North America, Inc.	Arizona
West Pharmaceutical Services Deutschland GmbH Co KG	Germany
West Pharmaceutical Services Danmark A/S	Denmark
West Pharmaceutical Services France S.A.	France

C-2-1

EXHIBIT A

Lock-Up Agreement

March 8, 2007

UBS Securities LLC
Banc of America Securities LLC
Wachovia Capital Markets, LLC
Together with the other Underwriters
named in Schedule A to the Underwriting Agreement
referred to herein

c/o                               UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by West Pharmaceutical Services, Inc., a Pennsylvania corporation (the “Company”), and you and the other Underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of Convertible Junior Subordinated Debentures (the “Debentures”) of the Company.  Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the final prospectus supplement relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any common stock (the “Common Stock”), of the Company, any debt securities of the Company, any preferred stock or other preferred securities of the Company or any other securities of the Company that are substantially similar to Common Stock or the Debentures, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, any debt securities of the Company, any preferred stock or other preferred securities of the Company or any other securities of the

Company that are substantially similar to Common Stock or the Debentures, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii).  The foregoing sentence shall not apply to (a) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement or (b) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement.  For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock or any other securities of the Company in connection with the filing of any registration statement relating to the Offering.  The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC, make any demand for, or exercise any right with respect to (a) the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities or (b) any other securities of the Company.

Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.

The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Debentures or the shares of Common Stock issuable upon conversion of the Debentures or any other securities of the Company.

*     *     *

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name:

EXHIBIT B

OPINION OF DECHERT LLP

1.                                       The Company is a validly subsisting corporation under the laws of the Commonwealth of Pennsylvania, with corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus and the General Disclosure Package.(1)  The Company is qualified to transact business as a foreign corporation in good standing in the jurisdictions set forth on Annex A.

(1)             “General Disclosure Package” means the Pre-Pricing Prospectus (which is the latest preliminary prospectus generally distributed to investors dated March 9, 2007, as amended or supplemented (from time to time prior to the date of this opinion) and any Permitted Free Writing Prospectuses but excluding any electronic or other roadshow and any preliminary or final term sheets.  If there is no Permitted Free Writing Prospectuses, then references to “General Disclosures Package” will be replaced by “Pre-Pricing Prospectus”.

2.                                       West Pharmaceutical Services of Delaware, Inc. (“West Delaware”) is a validly existing corporation in good standing under the laws of the State of Delaware, with corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus and the General Disclosure Package.  West Delaware is qualified to transact business as a foreign corporation in good standing in the jurisdictions set forth on Annex B.

3.                                       The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

4.                                       The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company.  When the Indenture has been duly  authorized, executed  and delivered by the Trustee, the Indenture will constitute a valid  and legally binding obligation of the Company enforceable against the Company in  accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization,  moratorium, fraudulent transfer and other similar laws now or hereinafter in effect   relating to or affecting creditors’ rights generally, and (ii) general principles of equity  (whether considered in a proceeding at law or in equity) and the discretion of the court or other body before which any proceeding therefor  may be brought.

5.                                       The Debentures have been duly authorized by the Company for issuance and sale to the  Underwriters pursuant to the Underwriting Agreement.  When the Debentures have been  duly  executed, issued, authenticated and delivered in accordance with such  authorization  and in  accordance with the terms of the Indenture and delivered by the  Company to the Underwriters against payment therefor in accordance with the terms of  the Underwriting Agreement, the Debentures will constitute valid and legally binding  obligations of the Company, entitled to the benefits of the Indenture and enforceable  against the Company in accordance with their terms, subject to (i)  bankruptcy,  insolvency, reorganization, moratorium, fraudulent  transfer and other similar laws  now or hereinafter in effect  relating to or affecting creditors’ rights generally, and  (ii) general  principles of equity

(whether considered in a proceeding  at law or in  equity) and the discretion of the court or other body before which any proceeding  therefor may be brought.

6.                                       The Shares issuable upon  conversion of the Debentures (such Shares being the “Conversion  Shares”) have been  duly authorized and reserved for issuance by the Company upon conversion of the  Debentures, and when issued and delivered upon conversion in accordance with the terms of the  Debentures and the Indenture, will be validly issued, fully paid and non-assessable  under the Pennsylvania Business Corporation Law  (the “PBCL”) and will not be subject to  any statutory preemptive rights under the PBCL or preemptive rights under the Company’s Articles of Incorporation or Bylaws, in each case as in effect on the date hereof.

7.                                       The authorized, issued and outstanding shares of common stock of the Company, par value $0.25 per share (the “Common Stock”) as of December 31, 2006, are as set forth under the column titled “Actual” of the capitalization table under the  caption “Capitalization” in the Prospectus and the General Disclosure Package.  All such issued and outstanding shares of Common Stock are duly authorized  and are validly issued, fully paid and non-assessable under the PBCL and are not subject to any statutory preemptive  rights under the PBCL or preemptive rights under the Company’s Articles of Incorporation or Bylaws, in each case as in effect on the date hereof.

8.                                       All of the outstanding shares of capital stock of West Delaware have been duly authorized and, assuming receipt of the consideration therefor, are validly issued, fully paid and non-assessable under the Delaware General Corporation Law and are owned by the Company.

9.                                       The Debentures conform in all material respects to the descriptions thereof set forth in the  Prospectus and the General Disclosure Package under the caption “Description of the convertible debentures,” and the Common Stock and the Conversion Shares conform in all material respects to the descriptions thereof set forth in the Prospectus and the General Disclosure Package under the caption “Description of the capital stock.”

10.                                 The Registration Statement, as of its effective date, and the Pre-Pricing  Prospectus, as of its date and as of 8:00 a.m. Eastern time, on March 9, 2007 (which you have advised us is a time prior to the time of first sale), and the Prospectus, as of its date and as of the time of purchase (except in each case for the  financial statements, schedules and other financial and statistical data derived therefrom  included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), appeared on their face to be appropriately responsive in all material  respects with the applicable requirements for a registration statement on Form S-3 under the Securities Act and the rules and regulations of the Commission thereunder, and (ii)  the documents incorporated by reference into the Pre-Pricing Prospectus and the  Prospectus (except in each case for the financial statements, financial schedules or other financial information or data, or statistical data derived therefrom, included or incorporated by reference in or  omitted from any of the foregoing (including the documents incorporated by reference therein), as to which such counsel need express no opinion) (such documents being the  “Incorporated Documents”) when they became effective or were filed with the

Commission, as the case may be, appeared on their face to be appropriately responsive in  all material respects with the applicable requirements of the Exchange Act.

11.                                 The Registration Statement has become effective under the Act, the required filings of the  Prospectus and any supplement thereto pursuant to Rule 424(b) or Rule 430B under the  Act have been made in the manner and within the time period required by Rule  424(b) and in compliance with Rule 430B under the Act, and, to our knowledge, no stop  order suspending the effectiveness of the Registration Statement has been issued under  the Act and no proceedings for that purpose have been instituted or have been  threatened by the Commission.

12.                                 No consent, approval, authorization or order of, or filing (a “Consent”) with, any U.S.  Federal or New York governmental agency or body or Consent of shareholders of the Company, or any Consent under the PBCL of  any Commonwealth of Pennsylvania governmental agency or body, is required to be  obtained or made by the Company for the consummation of the transactions  contemplated by the Underwriting Agreement in connection with the issuance and sale of  the Debentures by the Company or the issuance of the Conversion Shares upon  conversion of the Debentures, except (i) such as have been obtained or made prior to the date hereof under the Act and the under the Trust Indenture Act, (ii) such as may be required under state securities or blue sky laws (as to which such counsel need express no opinion) or (iii) such as may be required under the rules and  regulations of the NASD (as to which such counsel need express no opinion).

13.                                 The execution and delivery by the Company of the Underwriting Agreement, the Indenture, and the Debentures, and the performance by the Company of its obligations thereunder (other than obligations under indemnification and contribution provisions, as to which such counsel need express no opinion), and the issuance and delivery of the Debentures and the Conversion Shares contemplated thereby, will not result in (i) a violation or breach of the Articles of Incorporation or Bylaws of the Company; (ii) a violation or breach of,  or constitute a default under, any of Exhibits 10.1 through 10.70 filed as exhibits to (including by incorporation by reference to) the Company’s Form 10-K for the fiscal year ended December 31, 2006; and (iii) a violation or breach of any statute or rule, regulation or order known to us to be applicable to the Company of an U.S. Federal, New York or Commonwealth of Pennsylvania governmental agency or body or any U.S. Federal, New York or Commonwealth of Pennsylvania court having jurisdiction over the Company.

14.                                 To our knowledge, there are no contracts or agreements of a character required to be  described in the Prospectus or the General Disclosure Package required to be filed as exhibits to the Registration Statement or any Incorporated Document that are not described or filed as required.

15.                                 The Company is not, and immediately after application of the net proceeds from the  issuance and sale of the Debentures as described in the Prospectus and the General Disclosure Package, will not be, required to register as an “investment company” or an entity “controlled” by an “investment company” as defined in the Investment Company Act.

16.                                 The statements contained in the Prospectus and the General Disclosure Package under the captions “Description of the convertible debentures,” “Description of the capital stock,” and  “Description of certain indebtedness”  to the extent such statements constitute summaries of legal matters, provisions of the Company’s Articles of Incorporation or Bylaws, or agreements, statutes and regulations referred to therein are correct in all material respects.

17.                                 The statements contained in the Prospectus and the General Disclosure Package under the caption “Material United States federal income tax considerations” to the extent such statements constitute summaries of legal matters, statutes or regulations referred to therein constitute an accurate summary of the matters discussed therein in all material respects and present fairly all material U.S. federal tax consequences to an investor in the Convertible Debentures.

19.                                 Except as described in the Prospectus and the General Disclosure Package, to our knowledge there are no contracts or agreements between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any shares of capital stock of the Company  owned or to be owned by such person or to have such shares of capital stock registered for sale under the Registration Statement.

To our knowledge, except as described in the Prospectus and the General Disclosure Package, there are no pending or threatened legal or governmental actions or proceedings to which the Company or any of its Subsidiaries is a party that (i) would materially and adversely  affect the ability of the Company to perform its obligations under the Indenture or the Underwriting Agreement, or (ii) are required to be described in the Prospectus and the General Disclosure Package that are not described or filed as required.The opinions expressed herein are limited to the laws of the State of New York, the Commonwealth of Pennsylvania and the General Corporation Law of the State of Delaware.  We express no opinion concerning the laws of any other jurisdiction, and we express no opinion concerning any state securities or blue sky laws.  Our opinions set forth herein are based on our consideration of only those statutes, rules, regulations and judicial decisions which, in our experience, are generally applicable to a transaction of the type contemplated in the Transaction Documents when undertaken by general business companies that are not engaged in regulated business activities.

NEGATIVE ASSURANCE LETTER

In the course of preparation by the Company of the Preliminary Prospectus and the Prospectus, we participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which the contents of the Registration Statement, the Preliminary Prospectus and the Prospectus (including in each case the documents incorporated by reference therein) and related matters were discussed.  The purpose of our professional engagement was not to establish or confirm factual matters set forth in the Registration Statement, the Preliminary Prospectus or the Prospectus or the documents incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus, and we have not undertaken any obligation to verify independently any of those factual matters.  Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Preliminary Prospectus and the Prospectus involve matters of a non-legal nature.  Accordingly, we are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in or incorporated by reference into the Registration Statement, the Preliminary Prospectus or the Prospectus or the documents incorporated by reference in the Registration Statement, the Preliminary Prospectus  or the Prospectus (except to the extent expressly set forth in the first sentence of numbered paragraph 7, and numbered paragraphs 16 and 17 of our opinion letter to you of even date).

Subject to the forgoing, we confirm to you that, on the basis of the information we gained in the course of performing the services referred to above, no facts have come to our attention that have caused us to believe that (i) the Registration Statement (including the documents incorporated by reference therein), as of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Prospectus (including the documents incorporated by reference therein), as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) the Preliminary Prospectus, and the documents specified in Schedule A to this letter, as of 8:00 a.m. Eastern time, on March 9, 2007 (which you have advised us is a time prior to the time of first sale), when considered together with the documents set forth on Schedule B to this letter, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood in each case that such counsel express no belief with respect to the financial statements, financial schedules or other financial information or data, or statistical data derived therefrom, included or incorporated by reference in or omitted from any of the foregoing (including the documents incorporated by reference therein)).

Schedule A

[Identity any agreed upon issuer free writing prospectuses filed by the Company pursuant to Rule 433 under the Securities Act (other than an electronic or other roadshow and other than the term sheet on Schedule B]

OR

[NONE]

Schedule B

[Final Term Sheet]

EXHIBIT C

OPINION OF AKIN GUMP STRAUSS HAUER & FELD LLP

To our knowledge, except as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, (A) the Company has valid license rights or clear title to all patents, trade secrets, information, proprietary rights and processes that are referenced in the Registration Statement, the Disclosure Package or the Prospectus or are material to its business as currently conducted or as proposed to be conducted (collectively, “Intellectual Property”), and there are no rights of third parties to any such Intellectual Property; (B) there is no infringement or other violation by third parties of any of the Intellectual Property of the Company; (C) there is no infringement or other violation by the Company of any patents, trade secrets, information, proprietary rights and processes of others; (D) (i) there is no pending or threatened action, suit, proceeding or claim by governmental authorities or others that the Company infringes or otherwise violates any Intellectual Property of others, and (ii) there are no facts which would form a reasonable basis for any such action, suit, proceeding or claim, except, with respect to this clause (D)(ii), for any such action, suit, proceeding or claim that would not, individually or in the aggregate, have a Material Adverse Effect; (E) (i) there is no pending or threatened action, suit, proceeding or claim by governmental authorities or others challenging the rights of the Company in or to, or challenging the validity, enforceability or scope of, any Intellectual Property of the Company, and (ii) there are no facts which would form a reasonable basis for any such action, suit, proceeding or claim, except, with respect to this clause (E)(ii), for any such action, suit, proceeding or claim that would not, individually or in the aggregate, have a Material Adverse Effect; and (F) there is no prior art or other facts that may render any patent rights of the Company invalid or unenforceable.

1.             In our opinion, the patent applications of the Company presently on file disclose patentable subject matter.  To our knowledge, there are no inventorship challenges, any interference which has been declared or provoked, or any other material fact with respect to such patent applications that would either (A) lead us to conclude that patents issuing from such patent applications would not be valid and enforceable or (B) result in a third party having any rights in any patents issuing from such patent applications.

2.             The statements included in the Registration Statement, the Preliminary Prospectus or the Prospectus referencing Intellectual Property matters, insofar as such statements constitute summaries of legal matters, contracts, agreements, documents or proceedings referred to therein, or refer to statements of law or legal conclusions, are in all material respects accurate and complete statements or summaries of the matters therein set forth and present fairly the information therein set forth.

3.             Nothing has come to our attention that causes us to believe that such above-described portions of the Registration Statement, at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that such above described portions of the Disclosure Package and Prospectus, at the time of the determination of the price of the Shares and on the date hereof contained or contains an untrue statement of material fact or omitted or omits to state a material fact necessary to make the

C-1

statements therein, in light of the circumstances under which they were made, not misleading.

C-2

EXHIBIT D

OPINION OF COUNSEL WITH RESPECT TO SIGNIFICANT SUBSIDIARY

1.               The Material Non-U.S. Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the [jurisdiction of its organization], with full corporate or other power and authority to own, lease and operate their properties and conduct its business as presently conducted.

2.    All of the outstanding shares of capital stock of the Material Non-U.S. Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise disclosed in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectus and the Prospectus, are owned by the Company, in each case subject to no security interest, other encumbrance or adverse claim.

D-1

Exhibit E

LETTER OF GENERAL COUNSEL

 In the course of preparation by the Company of the Preliminary Prospectus and the Prospectus, I participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which the contents of the Registration Statement, the Preliminary Prospectus and the Prospectus (including in each case the documents incorporated by reference therein) and related matters were discussed.  While I have reviewed the Registration Statement, the Disclosure Package and Prospectus, I have not undertaken to establish or confirm factual matters set forth in the Registration Statement, the Preliminary Prospectus or the Prospectus or the documents incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus, nor have I undertaken any obligation to verify independently any of those factual matters.  Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Preliminary Prospectus and the Prospectus involve matters of a non-legal nature.  Accordingly, I am not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in or incorporated by reference into the Registration Statement, the Preliminary Prospectus or the Prospectus or the documents incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus.

Subject to the forgoing, I confirm to you that, on the basis of the information I gained in the course of attending the conferences referred to above and participating in the preparation thereof, no facts have come to my attention that have caused me to believe that (i) the Registration Statement (including the documents incorporated by reference therein), as of its effective date, contained any untrue statement of a material fact required to be stated therein or omitted to state a material fact necessary to make the statements therein not misleading; (ii) the Prospectus (including the documents incorporated by reference therein), as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) the Preliminary Prospectus, and the documents specified in Schedule A to this letter, as of 8:00 a.m. Eastern time, on March 9, 2007 (which you have advised us is a time prior to the time of first sale), when considered together with the documents set forth on Schedule B to this letter, contained any untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood in each case that I express no belief with respect to the financial statements, financial schedules or other financial information or data, or statistical data derived therefrom, included or incorporated by reference in or omitted from any of the foregoing (including the documents incorporated by reference therein)).

This letter is being delivered to you, and is signed by, the undersigned in my capacity as an officer and General Counsel of the Company and not in an individual capacity.

Schedule A

[Identity any agreed upon issuer free writing prospectuses filed by the Company pursuant to Rule 433 under the Securities Act (other than an electronic or other roadshow and other than the term sheet on Schedule B]

OR

[NONE]

Schedule B

[Final Term Sheet]

EXHIBIT F

EXECUTIVE OFFICERS’ CERTIFICATE

Each of the undersigned, Donald E. Morel, Jr., PhD., Chairman and Chief Executive Officer of West Pharmaceutical Services, Inc., a Pennsylvania corporation (the “Company”), and William J. Federici, Vice President and Chief Financial Officer of the Company, on behalf of the Company, does hereby certify pursuant to Section 6 of that certain Underwriting Agreement dated March 9, 2007 (the “Underwriting Agreement”) between the Company and, on behalf of the several Underwriters named therein, UBS Securities LLC, that as of March 14, 2007:

1.               He has reviewed the Registration Statement, each Pre-Pricing Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2.               The representations and warranties of the Company as set forth in the Underwriting Agreement (i) were true and correct as of the date of the Underwriting Agreement and (ii) are true and correct as of the date hereof, as if made on the date hereof.

3.               The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

4.               The conditions set forth in paragraphs (h) and (q) of Section 6 of the Underwriting Agreement have been met.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this March 14, 2007.

Name:	Donald E. Morel, Jr., PhD.
Title:	Chairman and Chief Executive Officer

Name:	William J. Federici
Title:	President and Chief Financial Officer

F-1

EXHIBIT G

OFFICERS’ CERTIFICATE

I, William J. Federici, Vice President and Chief Financial Officer and Treasurer of West Pharmaceutical Services, Inc., an Ohio corporation (the “Company”), hereby certify that:

(i)            I am familiar with the terms of (i) the Credit Agreement, dated as of May 17, 2004, among the Company, the direct and indirect subsidiaries of the Company listed on the signature pages thereto, the several banks and other financial institutions from time to time parties hereto and PNC Bank, National Association, as agent for the banks; (ii) the First Amendment, dated as of May 18, 2005, among the Company, the direct and indirect subsidiaries of the Company listed on the signature pages thereto, the several banks and other financial institutions parties thereto, and PNC Bank, National Association, as agent for the banks; (iii) the Third Amendment, dated as of February 28, 2006 among the Company, the direct and indirect subsidiaries of the Company listed on the signature pages thereto, the several banks and other financial institutions parties thereto, and PNC Bank, National Association, as agent for the banks and all other agreements relating to indebtedness and lease obligations of the Company and the Subsidiaries outstanding on the date hereof (each as may be amended as of the date hereof, and including, without limitation, any hedging agreements, the “Debt Agreements”).  For the purpose of this certificate, I have reviewed in particular the covenants contained in the Debt Agreements, including those which require the maintenance of certain financial ratios or similar requirements by the Company and/or which prohibit or restrict the incurring of debt by the Company and/or the making of restricted payments under various circumstances, and the events of default provided for by the Debt Agreements.

(ii)           On the date hereof, there exists no event of default or event which, with notice or lapse of time or both, would constitute an event of default under the Debt Agreements.

(iii)          None of the issuance by the Company of up to $150,000,000 aggregate principal amount of the Debentures pursuant to that certain Underwriting Agreement dated March 9, 2007 (the “Underwriting Agreement”) between the Company and the Underwriters named therein (assuming exercise in full of the Underwriters’ option to purchase up to $22,500,000 aggregate principal amount of Additional Debentures), the performance by the Company of its obligations under the Indenture or in respect of the Debentures, the issuance by the Company of the Shares upon conversion of the Debentures nor the application of the net proceeds from the offering of the Debentures as described in the Prospectus will result in an event of default or an event which, with notice or lapse of time or both, would constitute an event of default under the Debt Agreements.

(iv)          Without limiting the generality of the foregoing, for the purposes of this certificate, I have made or caused to be made the computations set forth in Schedule A hereto as of December 31, 2006 of certain historical and pro forma financial ratios under the Debt Agreements, which were utilized in order to make the statements contained herein.  The terms used in Schedule A hereto are defined in the Debt Agreements.

(v)           I am sufficiently familiar with the financial affairs of the Company by reason of my present position with the Company to make the statements contained in this certificate, which are based upon the audited consolidated financial statements of the Company as of and for the year ended December 31, 2006 and other written statements, summaries, tabulations and computations, which I believe to be accurate, complete and reliable, made and furnished to me by employees of the Company in the regular course of their duty.  I am also sufficiently familiar with the present financial condition and operating results of the Company and the Subsidiaries that any material changes in the facts underlying the data relied upon by me in making this certificate occurring since the respective dates of such data would have come to my attention prior to the date hereof in the regular course of business.

(vi)          I have supervised the compilation and reviewed the circled numbers contained in the pages attached as Schedule A included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus.  Such information has been derived from the records of the Company and to the best of my knowledge and belief are accurate as of the dates set forth in the documents in which they are contained.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, I have hereunto set my hand on this March 14, 2007.

Name:	William J. Federici
Title:	Vice President and Chief Financial Officer

EXHIBIT H

REGULATORY CERTIFICATE

I, [Name], [Title] of West Pharmaceutical Services, Inc., a Pennsylvania corporation (the “Company”), on behalf of the Company, do hereby certify pursuant to Section 6 of that certain Underwriting Agreement dated March 9, 2007 (the “Underwriting Agreement”) between the Company and, on behalf of the several Underwriters named therein, UBS Securities LLC, that as of March 14, 2007:

1.               I have reviewed the Registration Statement, each Pre-Pricing Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2.               The statements included or incorporated by reference in the Registration Statement, the preliminary prospectus of the Company, dated March 8, 2007, relating to the Debentures (including the basic prospectus attached thereto and the documents incorporated by reference therein, the “Pre-Pricing Prospectus”), the Prospectus and any Permitted Free Writing Prospectus attached hereto as Annex A regarding (a) healthcare regulatory matters (the “Regulatory Statements”), insofar as such Regulatory Statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, are accurate and complete in all material respects and present fairly the information purported to be shown.

3.               Nothing has come to my attention that causes me to believe that (i) the Regulatory Statements included or incorporated by reference in the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Regulatory Statements included or incorporated by reference in the Disclosure Package (as defined below), as of 8:00 a.m., New York City time, on  March 9, 2007, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Regulatory Statements included or incorporated by reference in the Prospectus, as of the date of the Prospectus Supplement or the date hereof, included or include an untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As used herein, “Disclosure Package” means the Pre-Pricing Prospectus together with the Permitted Free Writing Prospectuses attached hereto as Annex A.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand on this March 14, 2007.

Name:
Title:

H-1

H-2